SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549-1004

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                    November 27, 1998 (November 27, 1998)
              ________________________________________________
              Date of report (Date of earliest event reported)


                             Mobil Corporation
           ______________________________________________________
             (Exact Name of Registrant as Specified in Charter)


    Delaware               1-7555                 13-2850309
 ______________     _____________________      __________________
 (State of          (Commission File No.)      (IRS Employer
 Incorporation)                                Identification No.)


                             3225 Gallows Road
                        Fairfax, Virginia 22037-0001
                         Telephone: (703) 846-3000
        ____________________________________________________________
                  (Address of Principal Executive Offices)


































 Item 5.   Other Events.

           The Registrant hereby incorporates by reference herein the information set for in its News Release dated November 27, 1998, a copy of which is annexed hereto as Exhibit 99.


 Item 7.   Financial Statements, Pro Forma
           Financial Information and Exhibits.


      (c)  Exhibits

           99             Mobil Corporation News Release dated November 27,
                          1998



















































                                   Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  November 27, 1998


                        MOBIL CORPORATION


                        By:  /s/ Gordon G. Garney
                           ----------------------------------
                           Name:  Gordon G. Garney

                           Title: Senior Assistant Secretary
















































                                  EXHIBIT INDEX

 Exhibit No.              Description

 99                       Mobil Corporation News Release dated
                          November 27, 1998